UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2022

Servotronics, Inc.

(Exact name of registrant as specified in its charter.)

Commission File Number: 001-07109

Delaware	16-0837866
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

1110 Maple Street

Elma, New York 14059-0300

(Address of principal executive offices, including zip code)

(716) 655-5990

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	SVT	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 10, 2022, the Compensation Committee of the Board of Directors of Servotronics, Inc. (the “Company”) approved the 2021 bonus amounts for the Company’s executive officers. In accordance with Instruction 1 to Item 402(c)(2)(iii) and (iv) of Regulation S-K, set forth below are the bonus amounts and total compensation for each named executive officer in the Summary Compensation Table on page 21 of the 2022 Proxy Statement, as recalculated to include the value of the 2021 bonus amounts.

Named Executive Officer	Year	Bonus	Total Compensation
Lisa F. Bencel	2021	$35,000	$328,644
James C. Takacs	2021	$60,000	$319,053
Kenneth D. Trbovich	2021	--	$853,500

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2022 Annual Meeting of the stockholders of the Company was held on June 10, 2022. Stockholders representing 2,146,414 shares, or 85.9% of the 2,498,697 common shares outstanding as of the May 3, 2022, record date were present in person or were represented at the meeting by proxy.

The following Directors were elected by the affirmative vote of a plurality of the votes cast. The results of the voting for each nominee were as follows.

Name	For	Withhold Authority	Broker Non-Votes
Edward C. Cosgrove	827,432	974,556	344,426
William F. Farrell, Jr.	1,248,861	553,127	344,426
Lucion P. Gygax	881,184	920,804	344,426
Karen L. Howard	1,301,290	500,698	344,426
Christopher M. Marks	1,200,197	601,791	344,426
Evan H. Wax	1,248,928	553,060	344,426

The approval of the Servotronics, Inc. 2022 Equity Incentive Plan received the affirmative vote of a majority of the votes cast and was passed. The results of the voting for this proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
1,106,300	686,042	9,646	344,426

The advisory approval of executive compensation for 2021 did not receive the affirmative vote of a majority of the votes cast in a non-binding vote. The results of the voting for the advisory vote were as follows:

For	Against	Abstentions	Broker Non-Votes
868,172	896,676	37,140	344,426

The ratification of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the 2022 fiscal year received the affirmative vote of a majority of the votes cast and was passed. The results of the voting for this proposal were as follows:

For	Against	Abstentions
1,597,539	526,026	22,850

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     June 15, 2022

Servotronics, Inc.

By:	/s/Lisa F. Bencel, Chief Financial Officer
Lisa F. Bencel
Chief Financial Officer